Exhibit 99.1

AeroVironment and BlueHalo Complete Transaction — Creating A Global Defense Technology

Leader Built for Strategic Advantage in Modern Warfare

AV launches with an integrated portfolio, national manufacturing scale, and global reach — delivering proven systems and emerging capabilities across air, land, sea, space, and cyber

ARLINGTON, Va. – May 1, 2025 – AeroVironment, Inc. (“AV”) (NASDAQ: AVAV) announced today the successful completion of the transaction between AeroVironment, Inc. and BlueHalo, LLC (“BlueHalo”), advancing its position as a global defense technology leader with integrated capabilities across air, land, sea, space, and cyber.

“We are excited to complete the acquisition of BlueHalo and move forward as an even stronger and more unified AV that provides the scale, talent, and technology needed to lead in the most critical areas of modern defense,” said Wahid Nawabi, AV Chairman, President, and Chief Executive Officer. “By bringing together two mission-focused organizations, the new AV is built to accelerate innovation, strengthen our customer partnerships, and deliver operational impact across every domain. This is a pivotal step in our journey, and one that positions us to create long-term value for shareholders and strategic advantages for our customers.”

AV brings together proven systems and next-generation technologies to deliver integrated capabilities across every domain of modern warfare. Its systems include autonomous uncrewed systems, precision strike and defensive systems, including AV’s suite of counter-UAS solutions across radio frequency, directed energy and kinetic defeat technologies, space technologies, and cyber and advanced solutions. These capabilities are unified by advanced autonomy, mission software, and command & control systems that enable faster coordination, responsiveness, and decision-making at the tactical edge.

Headquartered in Arlington, Virginia – at the center of the defense innovation corridor – AV operates in more than 40 states and has a combined total of more than 3,750 employees. Its national network of innovation centers, manufacturing sites, and technology labs provide the infrastructure to continue scaling critical capabilities while supporting urgent mission demands. AV’s cross-domain innovation engine, MacCready Works, continues to support the development and rapid transition of next-generation systems that reinforce AV’s leadership across emerging mission areas.

As previously announced, Wahid Nawabi will continue to serve as Chairman, President, and Chief Executive Officer of AV. The combined leadership team includes experienced executives from both organizations, bringing together deep expertise across autonomy, space systems, cyber operations, and defense technology.

To align with customer missions and AV’s financial reporting structure, the company will operate in two business segments:

1.	Autonomous Systems: Encompasses uncrewed systems (Group 1–3 UAS), precision strike and one way attack systems (including loitering munitions), defense systems (counter-UAS solutions using radio frequency sensors and electronic warfare solutions), ground and maritime robotic solutions, and MacCready Works, AV’s innovation engine where autonomy, AI, and advanced platform technologies converge to deliver next-generation capabilities. Autonomous Systems is led by Trace Stevenson who formerly led AeroVironment’s Uncrewed Systems organization.

2.	Space, Cyber and Directed Energy: Encompasses space technologies, directed energy solutions, cyber solutions, and mission services. Space, Cyber and Directed Energy is led by Trip Ferguson who formerly served as BlueHalo’s Chief Operating Officer.

In connection with the transaction, David Wodlinger and Henry Albers, both from Arlington Capital Partners, have joined the AV Board of Directors, expanding the Board to ten members. More information on AV’s executive leadership and Board of Directors is available at www.avinc.com.

Advisors

RBC Capital Markets served as financial advisor and Latham & Watkins LLP served as legal advisor to AeroVironment. Joele Frank, Wilkinson Brimmer Katcher served as strategic communications advisor to AeroVironment. J.P. Morgan Securities LLC served as financial advisor and Goodwin Procter LLP served as legal advisor to Arlington Capital Partners and BlueHalo.

About AV

AV (NASDAQ: AVAV) is a defense technology leader delivering integrated capabilities across air, land, sea, space, and cyber. The company develops and deploys autonomous systems, precision strike systems, counter-UAS technologies, space-based platforms, directed energy systems, and cyber and electronic warfare capabilities—built to meet the mission needs of today’s warfighter and tomorrow’s conflicts. With a national manufacturing footprint and a deep innovation pipeline, AV delivers proven systems and future-defining capabilities with speed, scale, and operational relevance.

For more information, visit www.avinc.com.

About Arlington Capital Partners

Arlington Capital Partners is a Washington, D.C.-area private investment firm specializing in government-regulated industries. The firm partners with founders and management teams to build strategically important businesses in the government services and technology, aerospace and defense, and healthcare sectors. Since its inception in 1999, Arlington has invested in over 175 companies and is currently investing out of its $3.8 billion Fund VI. For more information, visit Arlington’s website at www.arlingtoncap.com and follow Arlington on LinkedIn.

Statement Regarding Forward-Looking Information

This press release contains statements regarding AV, including its wholly owned subsidiary BlueHalo, that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, forward-looking statements can be identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “strategy,” “will,” “intend,” “may” and other similar expressions or the negative of such words or expressions.  Statements in this press release concerning AV’s business strategy, production capacity, competitive positions, growth opportunities, employment opportunities and mobility, plans and objectives of management, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information.  Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed below.  Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which AV is unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements.  These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in these statements as a result of a number of factors, including, but not limited to:

•	unexpected costs, liabilities, charges or expenses resulting from the acquisition;

•	the risk that the integration of AeroVironment and BlueHalo will be more difficult, time-consuming or expensive than anticipated;
•	the risk of customer loss or other business disruption in connection with the transaction, or of the loss of key employees;
•	the fact that unforeseen liabilities of AeroVironment or BlueHalo may exist;
•	the risk of doing business internationally;
•	AV’s capital structure following the acquisition of BlueHalo;
•	the challenging macroeconomic environment, including disruptions in the defense industry;
•	risks that AV may not be able to manage strains associated with its growth;
•	dependence on key personnel;
•	stock price volatility;
•	the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements;
•	AV’s ability to protect its intellectual property and litigation risks; and
•	other risks and uncertainties identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of AV’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, and other risks as identified from time to time in its Securities and Exchange Commission (“SEC”) reports.

Other unknown or unpredictable factors also could have a material adverse effect on AV’s business, financial condition, results of operations and prospects. Accordingly, readers should not place undue reliance on these forward-looking statements.  These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.  Except as required by applicable law or regulation, AV undertakes (and AV expressly disclaims) any obligation and does not intend to publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Investors

Denise Pacioni

+1 (805) 795-4108

https://investor.avinc.com/contact-and-faq/contact-us

Media

Joseph Sala / Woomi Yun / Jenna Shinderman

Joele Frank, Wilkinson Brimmer Katcher

+1 (212) 355-4449